UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2008

GLOBAL LOGISTICS ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32735 (Commission File Number)	43-2089172 (IRS Employer Identification No.)

330 Madison Avenue, 6th Floor, New York, New York (Address of Principal Executive Offices)	10017 (Zip Code)

Registrant’s telephone number, including area code: (646) 495-5155

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 7, 2008, Global Logistics Acquisition Corporation (“Global Logistics”) announced that its special meeting in lieu of annual meeting of stockholders, held on February 7, 2008 at 10:00 a.m. eastern time, has been adjourned until 2:00 p.m. on Friday, February 8, 2008. The meeting will take place at its original location, at the offices of Graubard Miller, Global Logistics’ counsel, at The Chrysler Building, 405 Lexington Avenue, 19th Floor, New York, New York 10174. A copy of the press release for such announcement is attached to this Report as Exhibit 99.1

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits:

Exhibit	Description
99.1	Press release of Global Logistics Acquisition Corporation dated February 7, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2008

GLOBAL LOGISTICS ACQUISITION CORPORATION

By:	/s/ Gregory E. Burns
Name:	Gregory E. Burns
Title:	President and Chief Executive Officer